SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 26, 2000

                       Rogers Corporation
                       ------------------

     (Exact name of registrant as specified in its charter)

Massachusetts                      1-4347               06-0513860
----------------------------      -------------         --------------
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation)                  File Number)         Identification No.)


P. O. Box 188, One Technology Drive, Rogers, Connecticut    06263-0188
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (860)774-9605
                                                    ---------------


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Item 5.  Other Events.

     Rogers Corporation (the "Company") effected a two-for-one stock split of its capital stock, $1.00 par value per share, (the "Common Stock") in the form of a 100% stock dividend paid on May 26, 2000 to those holders of record of the Company's Common Stock at the close of business on May 12, 2000.

     A copy of the press release issued by the Company announcing the two-for-one stock split is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     (c)  Exhibits.
          ---------

          Exhibit Number
          --------------

          99.1  Press Release dated March 30, 2000 issued by
          Rogers Corporation.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Rogers Corporation
                                   -------------------
                                   Registrant


DATED:    May 31, 2000                  By:  /s/ Robert M. Soffer
                                                 -----------------
                                                 Robert M. Soffer
                                                 Vice President and
                                                 Treasurer

                                                     Exhibit 99.1
                                                     News Release

Rogers Corporation One Technology Drive / P.O. Box 188 / Rogers, CT 06263-0188 Phone: 860.774.9605 / Fax: 860.779.5509

     Rogers Corporation Announces A Two-For-One Stock Split

Rogers, Connecticut, March 30, 2000: Rogers Corporation (AMEX:ROG) today announced that its Board of Directors has approved a two-for-one split of its common stock.

"The Company's strong financial performance and future growth opportunities prompted this action," said Walter E. Boomer, Rogers President and Chief Executive Officer. Boomer continued, "We believe the stock split will be advantageous for our stockholders because it should provide broader distribution and improved liquidity for Rogers stock."

The stock split will be implemented as a 100% stock dividend payable to stockholders of record on May 12, 2000. Certificates representing the additional shares resulting from the dividend are expected to be mailed on May 26, 2000. Following this payment date, Rogers will have almost 15 million shares outstanding. Mr. Boomer said, "These record and payment dates were chosen to coordinate with our move to the New York Stock Exchange. Trading of Rogers stock on the Big Board is scheduled to begin on April 18th."

Rogers Corporation manufactures and markets specialty polymer and electronic materials for targeted applications, focusing on communication and computer markets.

Safe Harbor Statement
Statements in this news release that are not strictly historical may be deemed to be "forward-looking" statements which should be considered as subject to the many uncertainties that exist in the Company's operations and environment. These uncertainties, which include economic conditions, market demand and pricing,

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competitive and cost factors, rapid technological change, new product introductions, and the like, are incorporated by reference in the Rogers Corporation 1999 Form 10-K filed with the Securities and Exchange Commission. Such factors could cause actual results to differ materially from those in the forward-looking statements.

Additional Information and April 14th Conference Call
For more information, please contact the Company directly, visit
Rogers Website on the Internet, or send a message by e-mail:

Website Address:  http://www.rogers-corp.com
Financial E-mail Address:  finfo@rogers-corp.com
Financial News Contact: Frank H. Roland, Vice President and Chief
Financial Officer,
Phone: 860-774-9605

A conference call to discuss first quarter results will be held on Friday, April 14th at 9:00 a.m. (Eastern Time)

Rogers participants in the conference call will be:

   Walter E. Boomer, President and CEO
   Robert D. Wachob, Executive Vice President
   Frank H. Roland, Vice President, Finance and CFO
   Robert M. Soffer, Treasurer

A Q&A session will immediately follow management's comments.

To participate in the conference call, dial: 1-888-730-9141 domestically and 712-257-2379 internationally and provide the name - "Walter Boomer" - which is both the passcode and the leader's name.



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